Exhibit 10.59

**Fifth Amendment to**
**EXCLUSIVE LICENSE AGREEMENT**
**RIH #154 "PfsLSP-1 a Vaccine for Falciparum Malaria"**
**RIH # 305 "Antibodies to Pfgarp Kill Plasmodium Falciparum Malaria Parasites and Protect Against Infection and Severe Disease"**

This Fifth Amendment ("Amendment") to Exclusive License Agreement (this "Amendment") is entered into effective as of August 26, 2022 (the "Amendment Date"), by and between Elkurt, Inc., a Rhode Island corporation with an address at 297 President Ave, Providence RI 02906 ("Elkurt") and Ocean Biomedical Inc, a Delaware corporation with an address at 19W060 Avenue LaTours, Oak Brook, IL 60523 ("Licensee").

**WHEREAS**, Elkurt and Licensee entered into an Exclusive License Agreement, subtitled, "**RIH #154 "PfsLSP-1 a Vaccine for Falciparum Malaria**" effective as of January 25, 2021 (the "License Agreement") and entered into the First Amendment to that License, effective April 1, 2021; and entered into the Second Amendment to that License, effective September 10, 2021, and the Third Amendment to that License effective March 25, 2022; and the Fourth Amendment to that License effective July 1, 2022; and

**WHEREAS**, Licensee desires to amend certain terms of the License Agreement as amended, and Elkurt agrees to so amend the License Agreement, but only upon the terms and conditions set forth in this Amendment.

**NOW, THEREFORE**, Elkurt and Licensee, in consideration of the foregoing premises and the mutual promises herein, intending to be legally bound, hereby agree as follows:

**1** Sections 4.1. and 4.2. of the License Agreement (regarding **Funding** and the **License Maintenance Fee** are hereby deleted in their entirety and inserted in place thereof are new Sections 4.1. and 4.2. as follows:

> **4.1. Funding.** Licensee shall raise no less than Ten Million Dollars (US) in equity financing on or before November 1, 2023.
>
> **4.2. License Maintenance Fee.** Licensee shall pay Elkurt a license maintenance fee of One Hundred Ten Thousand Dollars ($110,000) within 30 days of achieving the funding provided in Section 4.1, or by November 1, 2023 whichever shall first occur. Beginning on January 1, 2023 and each year thereafter, Licensee shall pay Elkurt an annual License Maintenance Fee of three thousand dollars ($3,000). Beginning on January 1, 2028, and every year thereafter said annual License Maintenance Fee shall be Four thousand dollars ($4,000).

**2** Section 10.2.2.4 of the License Agreement as amended (regarding termination if certain fund raising is not achieved) is hereby amended by deleting the date "November 1, 2022" and inserting in place thereof the date, "November 1, 2023."

**3** That as to Exhibit B, The Commercialization Plan of the License Agreement, each

of the original dates shown thereon are hereby extended by the term of three years, reflecting the delay in initial fundraising as described herein. For clarity, the first original year shown on Exhibit B was 2020, and that year shall now be 2023, with the remaining years similarly extended by 3 years.

**4** As amended by this Amendment, all provisions of the License Agreement remain in full force and effect and are hereby ratified and confirmed. All references to the License Agreement, wherever, whenever or however made or contained, are and shall be deemed to be references to the License Agreement as amended by this Amendment. Section 12.6 of the License Agreement (regarding Governing Law and Jurisdiction) is incorporated herein by reference and made a part hereof and shall govern this Amendment in all respects. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument. The signatories may execute this Amendment by electronic means and signatures, copies of which shall each be deemed to be originals. This Amendment constitutes the entire understanding between the parties hereto with respect to the matters contained herein and this Amendment shall not be modified except in writing executed by all parties hereto.

**IN WITNESS WHEREOF**, the parties hereto execute this Amendment:

| Ocean Biomedical, Inc. | Elkurt, Inc. |
|---|---|
| By: ______________________ | By: ______________________ |
| Name: Chirinjeev Kathuria | Name: Jonathan Kurtis |
| Title: Executive Chairman | Title: President |